Exhibit 10.79.8
SECOND AMENDMENT TO MASTER LEASE
THIS SECOND AMENDMENT TO MASTER LEASE (the "Agreement") is made as of October 1, 2004 to be effective as of October 1, 2004 (the "Effective Date") by and among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("NHP"), NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership, MLD DELAWARE TRUST, a Delaware business trust, and MLD PROPERTIES, LLC, a Delaware limited liability company (collectively, as "Landlord"), and EMERITUS CORPORATION, a Washington corporation ("Emeritus"), and ESC IV, LP, a Washington limited partnership (collectively as "Tenant"), with reference to the following Recitals:

R E C I T A L S:

A.    Landlord and Tenant have entered into that certain Master Lease dated as of March 31, 2004, as amended by that certain First Amendment to Master Lease dated as of May 28, 2004 (as amended, the "Master Lease"), with respect to those certain health care facilities described on Schedule 2 attached thereto. All initially-capitalized terms used herein shall have the same meaning given to such terms in the Master Lease, unless otherwise defined herein.

B.    NHP and Emeritus have also entered into that certain Nomination Agreement of even date herewith pursuant to which NHP shall acquire (i) an approximately 1.9 acre parcel of improved real property, located in or about Corona, California, and having a street address of 2005 Kellogg Avenue, which real property is more particularly described as Parcel 1 on Exhibit A attached hereto (the "Facility Property"), (ii) an approximately .82 acre parcel of real property lying and being adjacent to the Facility Property, which is improved with a parking lot, driveway and walking trail used in connection with the operation of the Facility, and which is more particularly described as Parcel 2 on Exhibit A attached hereto (the "Amenities Property", and together with the Facility Property, the "Real Property"), together with (iii) the improvements located on the Facility Property (the "Improvements") that constitute an Alzheimer’s/residential elderly care facility commonly referred to as "Clare Bridge of Corona" or "Alterra Clare Bridge of Corona" (the "Facility") together with all tenements, hereditaments, rights, privileges, interests, easements and appurtenances now or hereafter belonging or in any way pertaining to the Real Property and/or the Facility, and (iv) the furniture, fixtures and equipment located at the property (excluding all computers, computer hardware and printers located at the Facility on the Closing Date which shall be conveyed by NHP to Emeritus) (collectively with the Real Property, the "Clare Bridge Assets").

C.    As of the Effective Date, Tenant and Landlord have agreed to modify the Master Lease to include the Clare Bridge Assets (excluding the Amenities Property) in the Leased Premises covered under the Master Lease. In addition, the parties have agreed that the Amenities Property shall become a portion of the Leased Premises covered under the Master Lease without further amendment at such time as the fee title to the Amenities Property has been conveyed to NHP. Accordingly, Landlord and Tenant now desire to amend the Master Lease in accordance with the terms and conditions set forth this Agreement.

15046.4

Exhibit 10.79.8

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Master Lease in the following particulars only:

1.    Amendments to Lease.

(a)    As of the Effective Date, Parcel 1 on Exhibit A attached hereto is hereby added to Exhibit A of the Master Lease. Effective as of the date on which NHP acquires fee title to the Amenities Property, Parcel 2 on Exhibit A shall be added to Exhibit A of the Master Lease without further amendment thereto.

(b)    Exhibit G to the Master Lease is hereby deleted in its entirety and substituted with Exhibit G attached hereto.

(c)    Schedules 1A, 1B and 2 to the Master Lease are hereby deleted in their entirety and substituted with Schedules 1A, 1B and 2 attached hereto.

(d)    The first sentence of Section 2.2(a) of the Master Lease is hereby deleted in its entirety and the following substituted therefor:

"As used herein, "Landlord’s Investment" in the Premises shall mean Ninety Million Seven Hundred Ninety-Six Thousand One Hundred Thirty-Six Dollars ($90,796,136), plus any amount for Alterations advanced by Landlord pursuant to Section 8.4, plus any other amount that, in accordance with any other term or provision of this Master Lease, is to be added to Landlord’s Investment, and minus any net award paid to Landlord for a Partial Taking or Complete Taking pursuant to Section 18, minus any insurance proceeds paid to and retained by Landlord as a result of any casualty, minus any other net capital proceeds received by Landlord for any portion of the Premises sold or conveyed, as to any portion of the Premises for which this Master Lease is terminated during the Term in accordance with its terms, and minus any other amount that, in accordance with any other term of provision of this Master Lease, is to be subtracted from Landlord’s Investment."

2.    Lease of Amenities Property. As of the Effective Date, Emeritus, as tenant, and Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), as landlord, are entering into that certain Lease Agreement (the "AP Lease") pursuant to which the Amenities Property shall be leased by Emeritus from Alterra. NHP acknowledges and agrees that given the limited remedies available to Alterra as a result of a default by Emeritus under the AP Lease, such a default shall only be a default under the Master Lease if, as a result thereof, Alterra fails to convey to NHP title to the Amenities Property. Emeritus further agrees that the AP Lease shall terminate and be of no further force or effect at such time as the fee title to the Amenities Property has been conveyed to NHP. As

15046.4

Exhibit 10.79.8

contemplated under the provisions of Section 14 of the AP Lease, Emeritus hereby assigns and transfers to NHP, and hereby grants to NHP a security interest in, all of Emeritus’ right, title and interest in, and benefits under, the AP Lease, as additional security for the performance of Tenant’s obligations under the Master Lease. Notwithstanding this collateral assignment, until the occurrence and during the continuance of an Event of Default, Emeritus may exercise all of its rights under the AP Lease. Emeritus shall fully perform all of its obligations under the AP Lease and give prompt written notice to NHP of any notice received by Emeritus under the AP Lease, together with a complete copy of any such notice. Upon the occurrence and during the continuance of an Event of Default, NHP shall have the right to exercise all rights and benefits held by Emeritus under the AP Lease, provided, however, NHP does not assume any obligations or duties of Emeritus under the AP Lease unless and until such time as NHP exercises its rights hereunder.

3.    Escrow Agreement. Emeritus, Alterra, NHP and Chicago Title Insurance Company have entered into that certain Escrow Agreement of even date herewith (the "Escrow Agreement") relating to the Amenities Property. Emeritus shall fully perform all of its obligations under the Escrow Agreement and agrees that the failure by Emeritus to comply with its obligations under the Escrow Agreement which results in a failure by Alterra to convey to NHP title to the Amenities Property shall constitute an Event of Default under the Master Lease.

4.    Reaffirmation of Obligations. Notwithstanding the modifications to the Master Lease contained herein, Tenant hereby acknowledges and reaffirms its obligations under the Master Lease, as hereby amended, and all other documents executed by Tenant in connection therewith.

5.    Interpretation; Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to rules concerning the choice of law.

6.    Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

7.    Incorporation of Recitals. The Recitals to this Agreement are incorporated hereby by reference.

8.    Counterparts. This Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

9.    Attorneys’ Fees. In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this Agreement, or any part thereof, the losing party shall

15046.4

Exhibit 10.79.8

pay all costs, charges, fees and expenses (including reasonable attorneys' fees) paid or incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.

10.    Effect of Amendment. Except as specifically amended pursuant to the terms of this Agreement, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Agreement and any terms of the Master Lease, the terms of this Agreement shall govern and prevail.

11.    Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

[SIGNATURE PAGES TO FOLLOW]

15046.4

Exhibit 10.79.8

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Master Lease as of the date first above written, to be effective as of the Effective Date.

TENANT:

EMERITUS CORPORATION,
a Washington corporation

By:    /s/ William M. Shorten
Name:    William M. Shorten
Title:    Director of Real Estate Finance

ESC IV, LP,
a Washington limited partnership

BY:    ESC G.P. II, Inc.
its General Partner

By:    /s/ William M. Shorten
Name:    William M. Shorten
Title:    Director of Real Estate Finance

S- 14172.SIG

Exhibit 10.79.8

LANDLORD:

NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation

By:    /s/ Donald D. Bradley
Name:    Donald D. Bradley
Title:    Senior Vice President

NH TEXAS PROPERTIES LIMITED PARTNERSHIP,
a Texas limited partnership

By:    MLD TEXAS CORPORATION,
a Texas corporation,
its General Partner

By:    /s/ Donald D. Bradley
Name:    Donald D. Bradley
Title:    Senior Vice President

MLD PROPERTIES, LLC,
a Delaware limited liability company

BY:    MLD PROPERTIES, INC.,
a Delaware corporation,
its Sole Member

By:    /s/ Donald D. Bradley
Name:    Donald D. Bradley
Title:    Senior Vice President

MLD DELAWARE TRUST,
a Delaware business trust

By:    /s/ Donald D. Bradley
Donald D. Bradley, not in his individual
capacity, but solely as Trustee

S- 14172.SIG

Exhibit 10.79.8

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1: (THE "FACILITY PROPERTY")

The South 180.51 feet of the following described property as measured along the east line of the following described property:

That portion of Lot 6 in Block 35 of the lands of South Riverside Land and Water Company, as shown by map on File in Book 9, Page 6 of Maps, San Bernardino County Records, described as follows:

Commencing at the northwest corner of said Lot 6; thence North 55° 22’ 00" East, on the northerly line of said Lot 6, 304.86 feet; thence South 34° 38’ 00" East, 190 feet, to the true Point of Beginning; thence continuing South 34° 38’ 00" East, 197.42 feet; thence South 00° 03’ 30" West, parallel with the east line of said Lot, 200.51 feet to the south line of said Lot 6; thence North 89° 56’ 00" West on the south line of said Lot 6, 467.15 feet to a point which bears South 89° 56’ 00" East 4 feet from the southwest corner of said Lot 6; thence North 00° 03’ 00" East, parallel with the west line of said Lot, 162.25 feet; thence South 89° 57’ 00" East 65.11 feet; thence North 55° 22’ 00" East, parallel with the northerly line of said Lot 6, 352.30 feet, to the true Point of Beginning.

PARCEL 2: (THE "AMENITIES PROPERTY")

That portion of Lot 6 in Block 35 of the Lands of South Riverside Land and Water Company as shown by map on file in Book 9 Page 6 of Maps, San Bernardino County Records, described as follows:

Commencing at the northwest corner of said Lot 6;
Thence North 55º 22’ 00" East on the northerly line of said Lot 6, 304.86 feet;
Thence South 34º 38’ 00" East 190 feet to the True Point of Beginning;
Thence continuing South 34º 38’ 00" East 197.42 feet;
Thence South 00º 03’ 30" West, parallel with the east line of said Lot 200.51 feet to the south line of said Lot 6;
Thence North 89º 56’ 00" West on the south line of said Lot 6, 467.15 feet to a point which bears South 89º 56’ 00" East 4 feet from the southwest corner of said Lot 6;
Thence North 00º 03’ 00" East, parallel with the west line of said Lot 6, 162.25 feet;
Thence South 89º 57’ 00" East 65.11 feet;
Thence North 55º 22’ 00" East, parallel with the northerly line of said Lot 6, 352.30 feet to the True Point of Beginning.

Excepting the South 180.51 feet being Parcel 2 as shown on Record of Survey recorded in Book 58 Page 41 of Records of Survey, Riverside County Records.

A- 15046.4

Exhibit 10.79.8

EXHIBIT G

SCHEDULE OF RELATED FACILITIES2

Facility Name	Location	Lease Commencement Date
Loyalton of Folsom	Folsom, CA	April 1, 2004
The Lakes	Fort Myers, FL	April 1, 2004
Canterbury Woods	Attleboro, MA	April 1, 2004
Richland Gardens**	Richland, WA	N/A
Manor at Essington**	Joliet, IL	October 1, 2004
Loyalton of Cape May**	Cape May, NJ	N/A
Quail Ridge**	Lubbock, TX	N/A

2 As of October 1, 2004, Related Leases have not been entered into with respect to the facilities marked with a ** hereinabove. Landlord and Tenant hereby agreed to update this schedule from time to time to reflect the subsequent execution and delivery of each Related Lease.

15046.4 G-

Exhibit 10.79.8

SCHEDULE 1A

LANDLORD ENTITIES AND LANDLORD’S INVESTMENT

1
Facility Name	Location	Landlord	Landlord’s Investment
Beckett Meadows	Austin, TX	NH Texas Properties Limited Partnership	$5,804,611
Charleston Gardens	Charleston, W. VA	Nationwide Health Properties, Inc.	$6,253,902
Kingsley Place-Shreveport	Shreveport, LA	MLD Properties, LLC	$6,702,919
Silverleaf Manor	Meridian, MS	Nationwide Health Properties, Inc.	$5,129,599
Pines of Goldsboro	Goldsboro, NC	MLD Properties, LLC	$8,322,934
Loyalton of Rockford	Rockford, IL	Nationwide Health Properties, Inc.	$10,499,078
Creekside	Plano, TX	NH Texas Properties Limited Partnership	$4,575,617
Heritage Hills	Columbus, GA	Nationwide Health Properties, Inc.	$5,370,214
Oak Hollow	Bedford, TX	NH Texas Properties Limited Partnership	$4,942,605
Pine Meadow	Hattiesburg, MS	Nationwide Health Properties, Inc.	$4,949,736
Pinehurst	Tyler, TX	NH Texas Properties Limited Partnership	$5,415,964
Stonebridge	Dallas, TX	NH Texas Properties Limited Partnership	$5,651,181
Austin Gardens	Lodi, CA	Nationwide Health Properties, Inc.	$5,857,088
Desert Springs	El Paso, TX	NH Texas Properties Limited Partnership	$4,506,157
Autumn Ridge	Herculaneum, MO	MLD Delaware Trust	$3,614,531
Clare Bridge	Corona, CA	Nationwide Health Properties, Inc.	$3,200,000

15046.4 Schedule 1A-

Exhibit 10.79.8

SCHEDULE 1B

TENANT ENTITIES

Facility Name	Location	Tenant
Beckett Meadows	Austin, TX	ESC IV, LP
Charleston Gardens	Charleston, W. VA	Emeritus Corporation
Kingsley Place-Shreveport	Shreveport, LA	Emeritus Corporation
Silverleaf Manor	Meridian, MS	Emeritus Corporation
Pines of Goldsboro	Goldsboro, NC	Emeritus Corporation
Loyalton of Rockford	Rockford, IL	Emeritus Corporation
Creekside	Plano, TX	ESC IV, LP
Heritage Hills	Columbus, GA	Emeritus Corporation.
Oak Hollow	Bedford, TX	ESC IV, LP
Pine Meadow	Hattiesburg, MS	Emeritus Corporation
Pinehurst	Tyler, TX	ESC IV, LP
Stonebridge	Dallas, TX	ESC IV, LP
Austin Gardens	Lodi, CA	Emeritus Corporation
Desert Springs	El Paso, TX	ESC IV, LP
Autumn Ridge	Herculaneum, MO	Emeritus Corporation
Clare Bridge	Corona, CA	Emeritus Corporation

15046.4 Schedule 1B-

Exhibit 10.79.8

SCHEDULE 2

FACILITY INFORMATION: NAME, LOCATION, BUSINESS, UNITS/BEDS,
LEASE COMMENCEMENT DATE

Facility Name	Location	Units/Beds	Business	Lease Commencement Date
Beckett Meadows	Austin, TX	72	Assisted Living	April 1, 2004
Charleston Gardens	Charleston, W. VA	96	Assisted Living	April 1, 2004
Kingsley Place-Shreveport	Shreveport, LA	80	Assisted Living	April 1, 2004
Silverleaf Manor	Meridian, MS	98	Assisted Living	April 1, 2004
Pines of Goldsboro	Goldsboro, NC	99	Assisted Living	April 1, 2004
Loyalton of Rockford	Rockford, IL	97	Assisted Living	April 1, 2004
Creekside	Plano, TX	30/56	Alzheimer	April 1, 2004
Heritage Hills	Columbus, GA	30/56	Alzheimer	April 1, 2004
Oak Hollow	Bedford, TX	30/56	Alzheimer	April 1, 2004
Pine Meadow	Hattiesburg, MS	30/56	Alzheimer	April 1, 2004
Pinehurst	Tyler, TX	30/56	Alzheimer	April 1, 2004
Stonebridge	Dallas, TX	30/56	Alzheimer	April 1, 2004
Austin Gardens	Lodi, CA	30/56	Alzheimer	April 1, 2004
Desert Springs	El Paso, TX	30/56	Alzheimer	April 1, 2004
Autumn Ridge	Herculaneum, MO	94	Assisted Living	June 1, 2004
Clare Bridge	Corona, CA	50/50	Alzheimer	October 1, 2004

Schedule 2- 15046.4